J.P. Morgan Mortgage Trust 2020-4 ABS-15G

Exhibit 99.6

OPUS
Capital Markets Consultants LLC
a wipro company

JPMMT 2020-4

J.P. Morgan

Opus Capital Markets Consultants, LLC

300 Tri-State International – Suite 320 | Lincolnshire, IL 60069 | www.opuscmc.com | 224.632.1300

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Executive Narrative

June 10, 2020

Performed by

Opus Capital Markets Consultants, LLC

For

J.P. Morgan

This report summarizes the results of a due diligence review performed on a pool of 427 loans. Of the 427 loans, 366 were provided by J.P. Morgan Mortgage Acquisition Corp. (“Customer”) who provided Opus Capital Markets Consultants, LLC (“Consultant”) with a data tape on the loans which were loaded into the OpusFirst® underwriting software. The other 61 loans were purchased by J.P. Morgan Mortgage Acquisition Corp. from a client of Consultant. Consultant performed a detailed compliance and credit review on all loans.

Consultant was established in 2005. Consultant was acquired in January 2014 by Wipro Ltd, a global information technology, consulting, and outsourcing company.

Credit Qualification: A re-underwriting review was conducted in order to verify that the requisite underwriting guidelines as specified by the Client were met. Confirmation of the loan terms were performed through recalculation and review of documentation contained in the loan file provided to the Consultant. The Credit Qualification review consisted of the following:

✓	Guidelines: Determine whether each mortgage loan met the requisite guideline requirements as specified by the Client. In addition to the Client provided underwriting guides, Consultant considered Regulation Z including Appendix Q when applicable. If the loan pre-dated the requirements of Regulation Z and Appendix Q, Consultant considered Fannie Mae’s Seller guidelines;

✓	Employment: Reviewed the file to determine employment was documented and verified to comply with the underwriting guides provided by the Client;

✓	Income: Recalculate borrower(s) monthly gross income to determine if income was calculated and verified in accordance with the underwriting guidelines provided by the Client;

✓	Appraisal Review: Consultant reviewed the appraisal to ensure conformity with the Client provided underwriting guides;

Value Review Disclaimer: The individuals who performed the above procedures are not persons providing valuations for the purpose of the Uniform Standards of Professional Appraisal Practice (“USPAP”) or necessarily licensed as appraiser under Federal or State law, and the services being performed do not constitute appraisal reviews for the purposes of USPAP or Federal or State law. Consultant makes no representation or warranty as to the value of the mortgaged property, notwithstanding that Consultant may have reviewed the valuation information for reasonableness. Consultant is not an Appraisal Management Company (“AMC”) and therefore does not opine on the actual value of the underlying property. Consultant is not a creditor within the meaning of the Equal Credit Opportunity Act (“ECOA”) or other lending laws and regulations, and therefore Consultant will not have any communications with or responsibility to any individual concerning property valuations. Consultant does not check to see if any appraiser in on the Freddie Mac exclusionary list.

✓	Assets: Confirmed the presence and verification of adequate asset documentation to comply with the Client provided underwriting guideline requirements for closing funds, reserves and borrower liquidity;

✓	Debt Ratio: Recalculated the debt to income ratio and verified the ratio accuracy used by the loan underwriter at origination to determine compliance with Client provided underwriting guidelines;

✓	Original Loan to Value (“LTV”) and Combined Loan to Value (“CLTV”) Ratios: Recalculated and verified the loan-to-value ratio and combined loan-to-value ratio were accurate at origination and met Client provided underwriting guidelines;

✓	Credit History: Reviewed the credit report to verify that the borrower(s) demonstrated adequate credit depth to comply with the Client provided underwriting guideline requirements;

✓	Credit Score: Verified that borrower(s) met the minimum credit score requirements to comply with the Client provided underwriting guides;

✓	Document Inventory/Accuracy: The Consultant inventoried each closed loan file to ensure the documentation required by the Client provided underwriting guidelines were present. The Consultant audited all Notes, Riders, Addendums, Mortgage, Assignments, Modification Agreements, Assumption Documentation, Title Policy, & Deeds to ensure accuracy, completeness, proper interest conveyance, and appropriate lien position as required per closing instructions and in accordance with the Client provided underwriting guidelines. If the subject property was either a Cooperative or Leasehold, the corresponding security agreements, abstracts, and land lease agreements shall be reviewed for completeness and accuracy. The Consultant reviewed the mortgage loan to ensure that it met the Client provided underwriting guides for hazard, flood, mortgage, or other insurance as applicable.

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Misrepresentation Review: Validated that an independent fraud report was in the file and performed the following review:

✓	Checked for signature variations between the imaged documents

✓	Reviewed alerts on the credit report

✓	Compared SSNs across all document in the loan file

✓	Checked for apparent alterations to the imaged documents provided

✓	Compared additional information located in the file provided for discrepancies potentially leading to misrepresentation

✓	Reviewed third party fraud product provided and reviewed for any alerts and set conditions where applicable

Property Valuation Review: Reviewed each loan to determine whether a third party valuation product was required and if required, that the third party product value was compared to the original appraised value to identify a value variance. If a variance of more than 10% was noted, ensured any required secondary valuation product was ordered and reviewed. Applied the appropriate rating agency grade after reviewing the required valuation products.

During the Property Valuation Review, the Consultant identified 254 loans that had a Collateral Underwriter score through Fannie/DU of 2.5 or less. Due to this scoring, a third party valuation product was not required.

FEMA Declared Disaster Zones: If a FEMA declared disaster occured after the inspection date on the appraisal, Consultant reviewed the file to determine if an exterior inspection was present to ensure:

✓	NO apparent damage to the property

✓	Property appeared to be occupied.

Homeowner Flood Insurance Affordability Act (HFIAA): Each mortgage loan made by an FDIC-supervised institution or servicer acting on its behalf required the escrow of all premiums and fees for flood insurance for any designated loan secured by residential improved real estate or a mobile home, made, increased, extended or renewed on or after January 1, 2016.

National Flood Insurance Program (NFIP) – For loans originated prior to January 1, 2016, the mortgage loans were reviewed to ensure adherence to flood insurance coverage as outlined under NFIP, including identification of flood zones and subsequent policy documentation for evidence of adequate coverage amounts.

Multiple Loans to One Borrower: TPR firm reviewed common identifiers for all loans in the population and confirmed there was one obligors with multiple loans in the pool. This obligor had two loans in the pool.

Regulatory Compliance: Each mortgage loan file was subject to a post-closing regulatory compliance review to verify that each mortgage loan closed in compliance with the applicable federal, state and local anti-predatory lending statutes in effect at the time of origination of the Mortgage Loan and that the loans meet the applicable disclosure requirements provided under MDIA, the federal Truth in Lending Act (“TILA”), as amended by HOEPA, 15 U.S.C. § 1601 et seq., as implemented by Regulation Z, 12 C.F.R. Part 226; (ii) Section 4 of the Real Estate Settlement Procedures Act (“RESPA”), 12 U.S.C. §2603, as implemented by Regulation X, 24 C.F.R. Part 3500; (iii) Fannie Mae points and fees limitations and HOEPA restrictions as addressed in Fannie Mae Announcement 04-06; (iv) the disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations; and (v) the disclosure requirements and prohibitions of the applicable state, county and municipal laws and ordinances that were enacted to combat predatory lending

✓	Section 32/HOEPA. Review included but was not necessarily limited to:

APR test

HPML test

Points and Fees test

Review of Section 32 disclosure for accuracy (i.e. payment stream, highest payment scenario; dates disclosed, dates acknowledged)

Review and confirm documentation type (i.e. full, stated, no ratio)

Review for evidence of prepayment penalty

Verification of Debt to Income conformity, when necessary.

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✓	Federal Truth in Lending Act/Regulation Z. Review included, but was not necessarily limited to:

A review of the material compliance disclosures set forth in the Truth in Lending Disclosure and the Notice of Right to Cancel, if applicable. A review and comparison of the initial and final TIL with a report outlining any TILA violations. Review includes a re-calculation of disclosed finance charge, proper execution by all required parties, principal and interest calculations, payment stream(s), recalculation of disclosed APR, and a review to ensure disclosure differences were within the allowed tolerances. A review of the Notice of Right to Cancel: Review included a verification of the transaction date and expiration date, ensured proper execution of the Notice of Right to Cancel by all required parties verified the disbursement date and determined if a full 3-day rescission period were adequately provided to the borrower(s).

✓	S.A.F.E. Mortgage Licensing Act:

Consultant performed a search of the mortgage loan originator and of the loan officer (“MLO”) in the www.nmlsconsumeraccess.org database in order to confirm that the MLO were appropriately licensed at the time of the mortgage loan’s origination and closing.

Seasoning and Certain Compliance Exceptions: Pursuant to the applicable NRSRO criteria, Consultant graded certain compliance exceptions as non-material based on seasoning of the mortgage loan. Certain mortgage loans were seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The time period was not limited for claims, other than rescission, which are raised as a defense to foreclosure. Information contained in any Consultant reports related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual loan.

RESPA/Regulation X: Each mortgage loan was reviewed to ensure compliance with the January 1, 2010 or most current amendments to Regulation X. The RESPA/Regulation X review will consist of the following:

Good Faith Estimate (GFE) and Final HUD-1 Settlement Statement:

Good Faith Estimate (GFE): The Consultant confirmed compliance with current RESPA requirements in effect at origination of the Mortgage Loan including

○	Confirmed the presence of the current GFE form in effect at the time of origination.

○	Verified the GFE was provided to the borrower(s) within three days of “Application”.

■	Application was defined by Regulation X and generally be considered complete when the following conditions are met (a) Borrower(s) First and Last Name (b) Borrower(s) Social Security Number (to enable the loan originator to obtain a credit report) (c) Subject Property Address (including “To Be Determined”) (d) Mortgage Loan Amount Sought (e) Estimation of Property Value (f) Monthly Income

○	The Consultant verified that all Broker fees, including Yield Spread Premium (“YSP”) were accurately disclosed and reflected in the appropriate locations.
○	Fees were reviewed to ensure they are reasonable and customary fees for the lender and title and escrow companies and that those fees were accurately disclosed on the GFE and were reflected in the proper location on the document.
○	Analysis to determine whether a Changed Circumstance form were required to accompany each revised Good Faith Estimate (GFE)
Final HUD-1: The Consultant confirmed compliance with current RESPA requirements in effect at origination of the Mortgage Loan including:

○	Confirmed the presence of the current applicable Final HUD-1 form
○	Confirmed the Final HUD-1 accurately lists all broker and YSP fees.
Good Faith Estimate (GFE) and Final HUD-1 analysis: Confirm compliance with current RESPA requirements in effect at origination of the Mortgage Loan including:

○	Analysis of Origination fees disclosed on the Good Faith Estimate (GFE) and those charged to the borrower(s) on the Final HUD-1 (no variance)
○	Analysis of Third-Party fees disclosed on the Good Faith Estimate (GFE) and those charged to the borrower(s) on the Final HUD-1 (10% tolerance in variance)
○	Analysis to confirm all fees are accurately reflected in the correct tolerance category on the Good Faith Estimate (GFE) and Final HUD-1
○	Analysis to confirm lender accurately provided borrower adequate restitution in the event of tolerance violations and timelines for restitution/document correction were adhered to
○	Analysis to confirm loan terms are accurately disclosed between the Good Faith Estimate (GFE) and Final HUD-1

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○	Analysis to confirm page 3 of the HUD-1 accurately reflects fees disclosed on the Good Faith Estimate (GFE) and Final HUD-1

Additional Regulation X Disclosures and Requirements: The Consultant confirmed compliance with current RESPA documentation and timing requirements in effect at origination of the Mortgage Loan including:

Servicing Transfer Disclosure:

○	Confirmed the presence of the Servicing Transfer Disclosure form in file

○	Verified the Servicing Transfer Disclosure was provided to the borrower(s) within three general business days of “Application”

○	Confirmed the Servicing Transfer Disclosure is executed by all applicants

Special Information Booklet

○	Confirmed the presence of the Special Information Booklet in file on Purchase and Construction (Construction to Perm loans) loans

○	Confirmed the Special Information Booklet provided within three general business days of application

Affiliated Business Disclosure

○	Confirmed the presence of the Affiliated Business Disclosure in file in the event the lender has affiliated business arrangements

○	Confirmed the Affiliated Business Disclosure provided within three general business days of “Application” (Consultant reviewed for this disclosure to be provided within three general business days, as the lender will typically know at the time of application if borrower(s) will be referred to affiliates for provision of third party services)

○	Confirmed the Affiliated Business Disclosure is executed

Initial Escrow Disclosure Statement

○	Confirmed the presence of the Initial Escrow Disclosure Statement in file

○	Confirmed the Initial Escrow Disclosure Statement was provided at closing or within 45 days after settlement

Statutory TILA RESPA Integrated Disclosure Review Procedures: Each mortgage loan was reviewed to ensure compliance with applications received October 3, 2015 or later (the earlier of the date the broker or lender received the borrower’s application). The TRID review consisted of the following:

The Loan Purpose and Property Type included a closed-end mortgage secured by real estate:

○	Purchase

○	Refinance (Cash Out or Rate Term)

○	Construction and Construction to Permanent Financing

○	SFR, 1-4 Unit, PUD, Condo and Coops (Coop may be excluded based on Client instructions)

The Loan Purpose and Property Type did not include:

○	HELOCs

○	Reverse mortgages

○	Dwellings that are not attached to real property

○	Mobile homes, where the consumer does not own the land,

For purposes of determination of Occupancy, TRID applied to loans for owner occupied, second home and vacant land.

Consultant applied the standard exemptions from TILA, i.e., business purposes loans, loans for agricultural purposes and loans secured by five (5) or more units.

○	Please be aware that TILA contained a TRID-specific exemption for certain subordinate lien loans for the purposes of various types of assistance programs such as down payment or closing cost, property rehabilitation, energy efficiency or foreclosure avoidance or prevention. Consultant did not test such loans for TRID compliance.

Loan Estimate (“LE”)

Initial LE

○	Verification of compliance with timing requirements as to whether the Initial LE were delivered within three (3) business days from the Application Date. The Initial LE used the delivery date to calculate the earliest closing Consummation Date (no less than seven (7) business days from the delivery of the Initial LE). The delivery date was the date the creditor hand delivered the disclosures or placed the disclosures in the mail, 1026.19(e)(1).

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Revised LEs

○	If there was a revision to the LE, validated that the Revised LE is provided within three (3) days of COC, BRC or interest rate lock. Reviewed as necessary for sufficient information to establish one of the six (6) valid reasons to reset tolerance fees set forth in TRID:

■	Changed Circumstance affecting settlement charges

■	Change Circumstance affecting eligibility

■	Revisions requested by the consumer

■	Interest rate dependent charges

■	Expiration of the LE and

■	Delayed settlement date on a construction loan

■	Timing Requirement for LE 7 days prior to consummation

Determination of final binding LE

○	Reviewed and analyzed each LE in file to determine final Binding LE. If there was a change in loan terms, change in interest rate or increase in charges subject to variances without valid reason for a Revised LE as set forth above, findings will be cited. If a Revised LE was issued without a valid reason, the previous valid LE would be considered the Binding LE for the purposes of comparison with the Closing Disclosure.

○	Verification of compliance with timing requirements that there have been no loan estimates provided to the borrower after a Closing Disclosure has been delivered, and whether the Final LE was provided at least four (4) business days prior to the closing Consummation Date.

○	If the LE did not contain a signature line for the consumer’s confirmation of receipt, then OPUS will look for the “Loan Acceptance” statement under “Other Considerations” or other client-documented acknowledgement and borrower intent to proceed.

○	Verification that the correct form is used and all sections of the Initial LE are completed (no blanks, “NA’s” or incomplete sections) and the Initial LE is accurate as follows:

■	Verification of the technical formatting of the LE is NOT included in the standard review. The formatting of the document is the responsibility of the document preparation source.

■	General loan information and loan terms sections completed and formatting is accurate.

●	Verify loan term, purpose, and product descriptions follow the prescribed format.

●	Verify all applicants applying for credit, as disclosed on the application, are listed on the LE

○	“Can this amount increase after closing?” and “Does the loan have these features?” sections are completed and are accurate based on the terms disclosed on the LE.

○	If rate is locked, were lock expiration date, time and time zone disclosed.

○	Settlement charges good through date, time and time zone disclosed with minimum of 10 days during which borrower was permitted to shop knowing fees were locked during that timeframe.

○	Projected Payments and Estimated Taxes, Insurance & Assessments sections were complete and accurate based on the loan terms and information known at the time of disclosure.

○	The Closing Costs and Cash-to-Close sections were completed and accurate based on the information provided on page 2 of the LE.

○	Fees disclosed properly (alphabetical order within Section with certain exceptions, and all title fees start with ″Title – ″) in Closing Cost Details section.

■	It was recommended that an Itemization of Fees was provided for any fees disclosed as “Aggregate”. It ws quite difficult to determine if the fees were disclosed properly without this information.

○	Any addenda found in file listing ADDITIONAL fees for sections other than Section C

○	If Interest Only Payments, Optional Payments, Step Payments, or Seasonal Payments, is Adjustable Payment (″AP″) Table disclosed and accurate based on early disclosures in the file.

○	If ARM or Step Rate, is Adjustable Interest Rate (″AIR″) Table disclosed and accurate based on the early disclosures in the file.

○	The Comparison section was complete.

○	Rounding rules verified as per 1026.37(o)(4).

○	Other Considerations Section is complete

Written list of providers

If the lender placed fees in the Services You Can Shop For category, verifed that the file contained a Written List of Providers provided to the borrower within three (3) business days of application. The WLSP must include at least one available provider for each service and state the consumer may choose a different provider for that service. If a written list of service providers was not provided, the fees will be treated as a 10% Tolerance fee but a finding for missing service provider list will be noted. If a written list of service providers is provided outside of three (3) days of the application date, the fees will be treated was a 10% Tolerance fee but a finding for a service provider list being provided outside of three (3) days from application will be noted.

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Variance Tests

Utilize one (1) of the following Variance Categories in performing variance tests:

○	Zero Tolerance/Variance* - A finding was cited if any charges increased from the Binding LE to the Final CD without COC or BRC. Such increases include:

■	Fees paid to the lender, broker or an affiliate of either lender or broker

■	Fees paid to an unaffiliated third party if the lender did not permit the borrower to shop for servicer; and

■	Transfer taxes.

■	Lender Credits

○	10% Tolerance/Variance* – A finding was cited if the aggregate of the charges increased by more than 10% from the Binding LE to the Final CD without COC or BRC. If a fee/service was listed on the LE but not charged/reflected on the Final CD, the fee was removed and not considered in calculating the 10% variance threshold pursuant to Comment 19(e)(3)(ii)-5. Such increases include:

■	Recording fees; and

■	Charges for third party services not paid to creditor or affiliate AND borrower permitted to shop for service but selects a provider on the creditor’s Written List of Service Providers.

■	Prepaid mortgage insurance was treated as a 10% tolerance fee if it can be shopped for (and not identified as an affiliate), otherwise it will be treated as a zero tolerance fee.

○	No Tolerance/Unlimited – No finding was cited if any of the charges changed from the Binding LE to the Final CD, provided that the disclosed amount on the LE was based on information reasonably known to the creditor at the time of disclosure (disclosed in good faith), such as:

■	Prepaid interest;

■	Property insurance premiums;

■	Impounds/Escrows;

■	Charges for services required by the creditor but the borrower was permitted to shop for and borrower selected a third party provider not on the lender’s Written Service Provider List; and

■	Charges for third party services NOT required by the creditor (even if paid to an affiliate of the creditor).

○	Notes of interest for “No Tolerance/Unlimited”:

■	Prepaid property taxes charged by local and state governments periodically had no tolerance under the general ‘best information reasonably available’ standard unless otherwise instructed by the Client.

■	As noted above, Consultant reviewed the loan file for evidence the disclosure was not made in “Good Faith”. “Good faith” means the creditor made the estimate based on the information reasonably available to them at the time the LE was provided. Absent such evidence, Consultant considered the disclosures made in “good faith”. Two examples where a disclosure would be considered not made in “good faith” and a finding cited are:

○	The creditor requires homeowner’s insurance but fails to include a homeowner’s insurance premium, a finding will be added that the LE was not issued in good faith.

○	The creditor knows the loan must close on the 15th of the month but estimates prepaid interest to be paid from the 30th of that month, a finding will be added that the LE was not issued in good faith.

Additionally, if a documented valid COC or BRC occurs resulting in a change to loan terms, settlement charges or interest rate within four (4) business days of consummation, the variance test will be performed based on the revised amounts disclosed on the initial CD (or subsequent CD if change occurs after initial CD has been provided) provided that the change is related to the COC or BRC per Comment 19(e)(4)(ii)-1.

For loans with no Interim LE and no COC or BRC occurring four (4) days prior to consummation, fees and charges on the CD were tested for compliance with permitted variances against fees disclosed on Initial LE.

For loans with an Interim LE, the following procedures were applied:

○	Review of each Interim LE and fees and charges on the CD were tested for compliance with variance thresholds against fees supported by a valid COC or BRC related to the charge that increases

○	In cases where an Interim LE were issued with several fee increases, but only some are supported by or related to a valid COC or BRC, those fees which were not supported by or related to a valid COC, BRC or disclosed on an LE that was not provided timely (within three (3) business days of changed circumstance) will be tested for variance using the amounts disclosed in the Initial LE previously valid LE.

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Closing Disclosure (″CD″)

Consultant conducted a general CD reviewed and verified the following:

○	Recommendation: Closing Disclosure provided at closing be marked “Final.” Although this was not a requirement, marking the Closing Disclosure as Final ensured a timely review.

○	That the correct form was used and all sections of the CD were completed (no blanks or incomplete sections).

○	Acknowledgement of receipt by all borrowers with a right to rescind under 1026.23 by verifying that each borrower with a right to rescind was provided with a copy of the CD. This could include the non-borrowing spouse. Acknowledgement was based on lender guidelines.

○	If the CD did not contain a signature line for the consumer’s signature, Consultant looked for the required alternative statement in “Other Disclosures” with the heading of “Loan Acceptance”. While not required, Consultant highly recommends that the client required the CD to be signed and dated by the consumer as it will ensure a timely review.

○	If a subsequent CD were issued having changes to (a) the loan product which affects disclosed terms and loan information; (b) the addition of a prepayment penalty; or (c) an APR which exceeds the previously disclosed APR by more than the permitted tolerances for accuracy, Consultant will test that the borrower was given an additional three (3)-business day waiting period from the date of final pre-close CD with (a) the final loan product; (b) the prepayment penalty addition; or (c) the APR, and that the final pre-close CD has been received by borrower by consummation.

○	On the final CD the following checks and limitations apply:

○	Verification of the technical formatting of the CD was out of scope in the standard review. The formatting of the document was the responsibility of the document preparation source.

○	Closing, Transaction and Loan Information sections have been completed with accurate information.

○	Loan terms sections were completed.

○	Consultant verified loan term, purpose, and product descriptions follow the prescribed format.

○	Consultant verified all applicants applying for credit, as disclosed on the application, are listed on the LE

○	“Can this mount increase after closing?” and “Does the loan have these features?” sections were completed accurately.

○	Projected Payments and Estimated Taxes, Insurance & Assessments sections are completed accurately.

○	Fees have been disclosed properly (alphabetically, correct buckets and all title fees start with ″Title – ″) in Closing Cost Details section.

○	Any addenda found in file listing ADDITIONAL fees for sections other than Section C (Services You Can Shop For).

○	Calculating Cash to Close table completed accurately.

○	Summaries of Transaction section completed accurately

○	Loan Disclosures section complete:

○	CD Assumption, Demand Feature, Negative Amortization, and Partial Payments sections completed properly (at least and only one box selected).

○	Late Payment completed properly (terms disclosed and accurate per note).

○	Escrow Amount section completed properly (only one box selected and amounts disclosed).

■	Escrow Property Costs over Year 1 to be calculated per the payments scheduled to be made in a 1-year period after consummation (1026.38)(I)(7)(i)(A)(1).

■	Non-Escrowed Property Costs over 1 Year to be calculated using either 11 or 12 months as determined by client. (1026.38)(I)(7)(i)(B)(1)

○	If Interest Only, Optional Payments, Step Payments, or Seasonal Payments, was Adjustable Payment (″AP″) Table disclosed accurately.

○	If ARM or Step, was Adjustable Interest Rate (″AIR″) Table disclosed accurately.

○	Loan Calculations section complete and accurate.

○	Total of Payments was accurate per 1026.38(o)(1).

■	Include fees in section A, B, and C that are paid by the borrower as well as the seller or other if those fees are customarily paid by the borrower.

○	Capture amounts disclosed in Loan Calculations section and test for TILA tolerance violations on disclosed APR and Finance Charge.

○	Total Interest Percentage (TIP) accurate with proper rounding.

○	Other Disclosures section complete with at least one choice selected as applicable.

○	Review for the creditor’s selection of one of the two options in the Liability After Foreclosure section, but will not make an independent judgement whether or not the selection is correct for the property state. Only issue a condition if either no selection is made or if both selections are made.

○	Contact Information section was complete with information from each party of the transaction provided as applicable.

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○	Rounding rules verified as per 1026.38(t)(4). Rounding on all percentages except APR was percentages should be truncated so that a zero was not disclosed in the last decimal place (7.250 should be rounded to 7.25).

TRID method of receipt of LE and CD

Determined the method of receipt of the revised LE and CD and performed a compliance test with timing requirements. For purposes of the review and verification, the date the borrower was deemed to have received the disclosure(s) was based on any of the following methods:

●	In Person: borrower signature date was used.

●	Electronic* - No Receipt Confirmation in File: three (3) business days from later of document issue date or proof of e-delivery date was used.

●	Electronic* - With Receipt Confirmation in File, date of receipt confirmation was used.

●	Electronic*-Delivery confirmation of an email, assuming the borrower(s) have consented to electronic delivery.

●	Mail (USPS or other parcel delivery service) – No Receipt Confirmation in File: three (3) business days from later of document issue date or proof of mailing date was used. Delivery confirmation, i.e., confirmation that documents have been delivered to the borrower(s) door. Signature receipt by anyone other than the borrower(s) to the mortgage transaction constitutes evidence of delivery, not receipt, for the purposes of the receipt requirements.

●	Mail (USPS or other parcel delivery service) – With Receipt Confirmation in File: date of receipt confirmation is used. Delivery confirmation, i.e., confirmation that documents have been delivered to the borrower(s) door. Signature receipt by anyone other than the borrower(s) to the mortgage transaction constitutes evidence of delivery, not receipt, for the purposes of the receipt requirements. Unknown (unable to determine delivery method or unable to verify borrower received disclosures in any other method than by USPS Mail method): follow the USPS Mail delivery method of three (3) business days from the document issue date. As noted above, a signature by anyone other than the borrower(s) constitutes evidence of delivery and the method of receipt will be considered unknown, requiring an additional three (3) days from the date the non-borrower received the documents.

NOTE: If disclosures were sent electronically, a finding will be cited if there was no evidence in the file that the borrower consented to receive disclosures electronically. Default to the three (3) business day mail rule for delivery without the proper documentation of borrower consent.

Other recommended TRID compliance tests

Apply the following additional compliance tests which were included in the recommended review scope resulting from the 2015 CFPB Amendments:

●	Use of TRID forms prior to TRID effective date: a finding was cited if the new TRID forms were utilized on a loan with an application received prior to the October 3, 2015 effective date.

●	Use of TRID forms on loans not covered by TRID: a finding was cited if the new TRID forms were utilized on loans not covered by TRID (i.e., HELOC, i.e. reverse mortgages, i.e. Chattel Dwelling loans (loans on mobile homes that were not also secured by the underlying real property or loans on houseboats).

●	Your Home Loan Toolkit: a finding was cited if the new Your Home Loan Toolkit Disclosure or evidence the disclosure was delivered or placed in the mail was not in the file or was not provided to the borrower within three (3) business days of application.

●	Consummation Date: Consummation varies by applicable state law and the term is not often clearly defined. Accordingly, generally use the notary date. If there were multiple borrowers and they did not all sign the documents on the same day, then used the latest signature date.

●	Post-Consummation Disclosures: TRID review scope did not include testing for compliance with the following post-consummation disclosures under TRID:

○	Escrow Closing Notice; and

○	Mortgage servicing transfer and partial payment notices.

Subsequent changes after consummation

The following prescribed cures as set forth in section 1026.19 (f)(2)(iii) through (v) were acceptable for changes and corrections to the Final CD after consummation.

●	1026.19(f)(2)(iii) – Changes due to events occurring after consummation.

○	If within 30 days of consummation, an event in connection with the settlement of the transaction occurred that caused the final CD to become inaccurate and such inaccuracy results in a change to an amount actually paid by the borrower(s) from the amount disclosed, test for evidence that a new, corrected CD was delivered or placed in the mail to the borrower within thirty (30) days of receiving information that an event occurred.

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●	1026.19(f)(2)(iv) – Changes due to clerical errors.

○	Non-numeric clerical errors, for the purpose of this scope document were any errors not related to a disclosed dollar amount or percentage. Test for evidence a new, corrected CD is delivered or placed in the mail to the borrower within sixty (60) calendar days of consummation. Examples of non-numeric clerical errors include but are not limited to:

■	Corrections to the closing information section.

■	Corrections to the transaction information section.

■	Corrections to loan id # or MIC #.

■	Corrections to non-numeric identifiers in the Estimated Taxes, Insurance & Assessments section.

■	Corrections to the fee labels and/or order of fees.

■	Corrections to the location of the fee(s).

■	Corrections to missing cure language.

■	Corrections to the “Did This Change” section of Calculating Cash to Close.

■	Corrections to the Loan Disclosures section

■	Corrections to non-numeric items in the Escrow Account section.

■	Corrections to the Other Disclosures section.

■	Corrections to the Contact Information section.

●	1026.19(f)(2)(v) – Refunds related to the good faith analysis.

○	Test for evidence such as a copy of the refund check, a new corrected CD, and evidence the creditor delivered or placed in the mail to the borrower within sixty (60) calendar days of consummation.

A post-consummation CD was understood to be a re-issued CD with a Date Issued represented as the date the post-consummation CD was issued. Corrections to the final pre-close CD were not be accepted as a post-consummation CD noted in the prescribed cures above.

Errors on LE’s and Interim CD’s and numeric errors on final CD’s which did not have prescribed cures as per the regulation were not reported as having been cured. The assessment of risk and decision to accept a finding that does not have a prescribed cure was the responsibility of the purchaser of the loan.

SFIG TILA RESPA Integrated Disclosure Review Procedures:

The Consultant reviewed TRID loans using loan level grading, cure provisions and general guidance associated with proposed TRID Compliance Review Scope issued by The Structured Finance Industry Group (hereinafter known as SFIG). The Customer acknowledges that the SFIG guidance was “proposed”, was not finalized and reflects potential for amendments based on additional rule making or guidance from the CFPB or adjudication from the U.S. Supreme Court that may over turn prevailing U.S. Circuit Court rulings.  The Client accepted and understood the potential risks associated with any potential future amendments resulting from guidance or rulings from the Bureau or the courts.

High Cost - State & Local Anti-Predatory Regulations: In addition to federal thresholds, the Consultant reviewed the anti-predatory lending statutes in the following states and local municipalities, as applicable, as well as any additional applicable regulations implemented during the Term of this SOW:

Arkansas Home Loan Protection Act, Ark. Stat. Ann. § 23-53-101 et seq.

California Anti-Predatory Lending Statute, Cal. Fin. Code § 4970 et seq.

Colorado Consumer Equity Protection Act, Colo. Rev. Stat. § 5-3.5-101 et seq. and as amended by Senate Bill 216 (2007) and House Bill 1322 (2007).

Colorado Consumer Credit Code, Colo. Rev. Stat. 5-1-101 et seq.

Connecticut Abusive Home Loan Lending Practices Act, Conn. Stat. Ann. §36a-746 et seq. and the Responsible Lending and Economic Security Act, Conn. House Bill 5577 (2008).

District of Columbia Home Loan Protection Act of 2002, D.C. Official Code § 26-1151.01 et seq., as implemented by 20 D.C. Municipal Reg. § 2000.1 et seq. as well as DC Mortgage Disclosure Act of 2007.

Florida Fair Lending Act, Fla. Stat. Ann. § 494.0078 et seq.

Georgia Fair Lending Act, Ga. Stat. Ann. § 7-6A-1 et seq. (as originally enacted by House Bill 02-1361 and as modified by Senate Bill 03-53)

Idaho Residential Mortgage Practices Act, Idaho Code § 26-3101 et seq.

Illinois High Risk Home Loan Regulations, 38 Ill. Admin. Code § 345.10 et seq.

Illinois High Risk Home Loan Act, Public Act. 93-0561 (2003).

Opus CMC	Privileged and Confidential	Page 10

City of Chicago, Illinois, Anti-Predatory Lending Ordinance, Chicago Municipal Code, §§ 2-32-440; 2-32-455; 2-92-325; 4-4-155; 8-4-325.

Cook County, Illinois, Anti-Predatory Lending Ordinance, Ordinance No. 240864 (2001) as amended by Illinois SB 1167 (2007).

Indiana Home Loan Practices Act, Ind. Code § 24-9-1 et seq.

Section 16a-3-308a of the Kansas Consumer Credit Code, Kan. Stat. Ann. § 16a-1-101 et seq. 16. Kentucky Anti-Predatory Lending Statute, Ky. Rev. Stat. § 360.100 et seq. and as amended by Kentucky House Bill 552 (2008).

Maine, An Act to Enhance Consumer Protections in Relation to Certain Mortgages, 9A Me. Rev. Stat. Ann. §§ 8-103(1); 8-206(8); 8-206A and Maine Legislative Document 1869 (2007).

Maryland Commercial Law, Mary. Stat. Ann. §§ 12-124.1; 12-127; 12-409.1; 12-1029 and as amended by Maryland Senate Bill 270 (2008) and Maryland Regulations under the Maryland Mortgage Lender Law (2009).

Massachusetts High Cost Mortgage Regulations, 209 CMR § 32.32 et seq. including MA House Bill 4387 (2008) 20. Massachusetts Predatory Home Loan Practices Act, M.G.L. Chapter 183(C).

Massachusetts “Borrower’s Interest” Standard, M.G.L. Chapter 183, §28C.

Michigan Consumer Mortgage Protection Act, Mich. Stat. Ann. § 445-1631 et seq.

Minnesota Mortgage Originator and Service Licensing Act, § 58.137 et al. (S.F. 2988 (2002) and as amended by House File 1004 and SF 98 (2007) and SF 3154 and 3214 (2008).

Nebraska Mortgage Bankers Registration and Licensing Act, Neb. Stat.§ 45-702 et seq.

Nevada Anti-Predatory Lending Law, Nev. Rev. Stat. § 598D.010 et seq. and as amended by AB 440.

New Jersey Home Ownership Security Act of 2002, NJ Stat. Ann. § C:46:10B-22 et seq.

New Mexico Home Loan Protection Act, N.M. Stat. Ann. § 58-21A-1 et seq. and as amended by Senate Bill 342 (2009).

New York High Cost Home Loan Regulations, 3 NYCCR Part 41 (2001).

New York High Cost Home Loan Act, N.Y. Bank. L. Ch. 626., as implemented by 3 NYCCR Part 41 (2003) and as amended by Senate Bill 8143-A (2008).

North Carolina Anti-Predatory Lending Law, N.C. Gen. Stat. §§ 24-1.1A to 24-10.2 and North Carolina Amendments to Anti-Predatory Lending Law, N.C. Gen. Stat. §§ 24-9; 24-1.1(E)(a); 24-10.2(a) and as amended by House Bill 1817 (2007).

Ohio Anti-Predatory Lending Statute, Ohio Rev. Code Ann. § 1.63 and as amended by S.B. 185.

City of Cleveland Heights, Ohio, Anti-Predatory Lending Ordinance, Ordinance No. 72-2003.

Oklahoma Anti-Predatory Lending Law, House Bill No. 1574 (2003).

Pennsylvania Consumer Equity Protection Act, 63 Pa. Cons. Stat. Ann. § 456.501 et seq.

City of Providence, Rhode Island Predatory Lending Ordinance, Ordinance No. 245, Chapter 2006-33 as amended.

Rhode Island Home Loan Protection Act, Chapter 25.2 of Title 34 of RI Gen. L. et seq., including the Emergency and Final Regulations.

South Carolina High-Cost and Consumer Home Loans Act, S.C. Code § 37-23-10 et seq.

South Carolina Consumer Protection Code, S.C. Code 37-1-101 et seq

Tennessee Home Loan Protection Act of 2006, TN Code Annotated, Title 47 et seq.

Texas High-Cost Home Loan Statute, TX. Fin. Code Ann. § 343.201 et seq.

Utah Residential Mortgage Practices Amendments, Utah Code Ann. § 61- 2c-102 et seq.

Utah High Cost Home Loan Act, Utah Code § 61-2d-101 et seq.

Vermont Interest Act, 9 V.S.A. § 104, implemented by Regulation B-98-2.

Virginia Mortgage Lender and Broker Act (for loans originated prior to July 1, 2003), Va. Code Ann. §§ 6.1-413; 6.1-422, 6.1-428.

Virginia Mortgage Lender and Broker Act (for loans originated after July 1, 2003), Va. Code Ann. §§ 6.1-411; 6.1-422.1, 6.1-425.1; 6.1-425.2.

Washington House Bill 2770, Mortgage Lending and Homeownership, Chapter 108, Laws of 2008.

Wisconsin Responsible High Cost Mortgage Lending Act, Wis. Stat. § 428.202.

West Virginia Residential Mortgage Lender, Broker and Servicer Act, W.Va. Code § 31-17-1 et seq.

Wyoming Credit Code, Wyo. Stat. Ann. §§ 40-14-101 et seq.

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Dodd-Frank Act: The consultant reviewed each mortgage for compliance with the rules established under the Dodd-Frank Act for Ability-to-Repay and Qualified Mortgage requirements, 12 CFR 1026.43. The review consisted of the following:

✓	Ability to Repay: Assess the Ability-to-Repay (“ATR”) of each borrower for transactions which fall outside of the Qualified Mortgage (“QM”) rule. The review consisted of the following:

○	ATR Verifications

■	Verification of the Ability-to-Repay were considered based on a review of the following criterial: (1) income and assets, (2) current employment status, (3) monthly payment on covered loan, (4) monthly payment on simultaneous loan, (5) monthly payment for mortgage related obligations, (6) current debt, alimony and child support, (7) DTI or residual income, and (8) credit history.

○	ATR Credit Exceptions

■	Verified that no lender based credit exceptions are present and/or approved.

○	ATR Rating

■	ATR test results were provided by grading each loan’s ATR compliance as: ATR-Pass, ATR-Fail and ATR Exempt.

✓	Qualified Mortgage: Evaluated each loan seeking QM status to validate compliance with requirements of the Qualified Mortgage (“QM”) regulations for Temporary Qualified Mortgages (“TQM”), Small Creditor Qualified Mortgages (“SCQM”) and Small Creditor Balloon Qualified Mortgages (“BQM”). This review consisted of the following:

Product Features

○	Verified that loans seeking QM status not allow for interest only loan terms, negative amortization loans, balloon terms or terms exceeding 30 years.

Debt-to-Income Ratios

○	Verified that debt-to-income ratios did not exceed 43%.

Points and Fees

○	Verified that loans seeking QM status did not contain charges to the borrower that exceed the 3 percent of the total loan amount for a loan greater than or equal to $100,000, $3,000 for a loan greater than or equal to $60,000 but less than $100,000, 5 percent of the total loan amount for a loan greater than or equal to $20,000 but less than $60,000, $1,000 for a loan greater than or equal to $12,500 but less than $20,000, or 8 percent of the total loan amount for a loan less than $12,500. (2014 – subject to annual adjustments in subsequent years)

✓	Temporary Qualified Mortgage: Verified that loans made from the government and the GSEs met all applicable guideline requirements in lieu of the 43% debt-to-income ratio cap including guidelines regarding: LTV/CLTV, DTI, Credit Score, Reserves, Max Loan Amount, the maximum cash out amount and minimum disposable income requirements.

QM & ATR Reporting

○	Upon review of the related documents and QM and ATR testing standards, verified the QM/ATR status in the credit rating agency format as follows:

●	QM – NonHPML

QM or TQM – Pass / HPML – No or QM/Agency Safe Harbor

●	QM – HPML

QM or TQM – Pass / HPML – Yes

●	NonQM – Compliant

QM or TQM – Fail, Exempt / ATR – Compliant

●	NonQM – Noncompliant

QM or TQM – Fail, Exempt / ATR – Noncompliant

●	Not covered – Exempt

QM or TQM – Exempt / ATR – Exempt

Higher Priced Mortgage Loans

○	Determined whether each loan would be considered a Higher Priced Mortgage Loan (“HPML”). A loan APR which exceeds the Average Prime Offer Rate by 1.50% or more percentage points on conforming First Liens and 3.50% or more percentage points on Second Liens. For FHA TQM, the formula is modified to be the Average Prime Offer Rate plus 1.15%, plus the monthly MI premium factor.

Escrow Requirements

○	Verified that all HPML loans have escrow accounts established for the first five years of the life of the loan.

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HPML Appraisal Rules

○	Verified that all HPML loans meet the following additional appraisal rules: borrower’s right to receive the appraisal report, written appraisal from a certified or licensed appraiser, evidence of an interior inspection, delivery of copies no later than 3 days from consummation, and a 2nd appraisal detailing improvements, market conditions and change in sale price for loans that meet the “flipping” definition.

Loan Originator Compensation

○	Verified disclosed compensation is permissible. Verified disclosed compensation in Points and Fees testing as appropriate. Verified Loan Originator and Loan Originator Organization licensing status as well as proper disclosure on the application, note and mortgage as per applicable Safe Act and Loan Originator regulations.

✓	Regulatory Compliance Disclaimer: Please be advised that Consultant will not make a determination as to whether loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated herein. There can be no assurance that the review uncovered all issues relating to the origination of the mortgage loans, their compliance with applicable law and regulation and the original appraisals relating of the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by Consultant are dependent upon its receiving complete and accurate data regarding the mortgage loans from loans originators and other third parties upon which Opus is relying in reaching such findings. Please be further advised that Consultant does not employ personnel who are licensed to practice law in various jurisdictions, and the findings set forth in the reports prepared by Consultant do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to Consultant. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including potential liability related to the purchase or other transaction involving any such loans, shall be made solely by the Client, or other agreed upon party, that has engaged Consultant to prepare its reports pursuant to its instructions and guidelines. Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by Consultant are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use

Data Integrity: Consultant compared the data supplied on the bid tape provided by the Client to the documents contained in the loan file. If the comparison revealed discrepancies, these were reconciled by Consultant and reported as a data difference and the final data tape updated accordingly. Data elements for comparison were determined on an “as available” basis and upon mutual agreement between Consultant and Client.

Pool Details

Loan Type			Product Type
Type	Count	% of Pool	Type	Count	% of Pool
Non-Conforming	268	62.76%	Fixed	427	100.00%
Conforming-GSE Eligible	159	37.24%	ARM	0	0.00%
Total	427	100.00%	Total	427	100.00%

Interest Rate			Occupancy
Type	Count	% of Pool	Type	Count	% of Pool
2.250 - 2.499	0	0.00%
2.500 - 2.999	0	0.00%	Primary Residence	406	95.08%
3.000 - 3.499	16	3.75%	Second Home	21	4.92%
3.500 - 3.999	226	52.93%	Investment Property	0	0.00%
4.000 - 4.499	110	25.76%
4.500 - 4.999	63	14.75%	Total	427	100.00%
5.000 - 5.499	12	2.81%
5.500 - 5.999	0	0.00%
6.000 - 6.499+	0	0.00%
Total	427	100.00%

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			Property Type
Purpose			Type	Count	% of Pool
Type	Count	% of Pool	Single Family Detached	254	59.49%
Cash out Refi	129	30.21%	Co-op	0	0.00%
Purchase	142	33.26%	Condo, Low Rise	17	3.98%
Rate / Term Refi	156	36.53%	Condo, High Rise	6	1.41%
Total	427	100.00%	PUD	133	31.15%
			1 Family Attached	2	0.47%
			2 Family	12	2.81%
			3 Family	3	0.70%
			4 Family	0	0.00%
			Total	427	100.00%
DTI
Type	Count	% of Pool
0.00-20.00	25	5.86%	LTV
20.01-30.00	97	22.72%	Type	Count	% of Pool
30.01-40.00	161	37.70%	0.00-30.00	2	0.47%
40.01-43.00	95	22.25%	30.01-40.00	6	1.41%
43.01-50.00	49	11.48%	40.01-50.00	23	5.39%
Total	427	100.00%	50.01-60.00	52	12.18%
			60.01-70.00	70	16.39%
			70.01-80.00	259	60.66%
			80.01-90.00	15	3.51%
			Total	427	100.00%

QM Type
Type	Count	% of Pool
QM/Non-HPML	268	62.76%
QM/Agency Safe Harbor	159	37.24%
QM/HPML	0	0.00%
Not Covered/Exempt	0	0.00%
0Total	427	100.00%

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Tape Discrepancies

Data Element	Count	Accuracy
Application Date	0	100.00%
First Payment Date	0	100.00%
Interest Only	0	100.00%
Loan Purpose	0	100.00%
Loan Term	0	100.00%
Loan Type	0	100.00%
Maturity Date	0	100.00%
Note Date	0	100.00%
Number of Borrowers	0	100.00%
Original Payment	0	100.00%
Property County	0	100.00%
Property State	0	100.00%
QM Status	0	100.00%
Self Employed	0	100.00%
Units	0	100.00%
Zip Code	0	100.00%
Occupancy	2	99.53%
Property Address	6	98.59%
Property Type	8	98.13%
Sales Price	8	98.13%
Interest Rate	14	96.72%
Second Mortgage Lien Amount	20	95.32%
CITY	22	94.85%
FICO	36	91.57%
Original Balance	57	86.65%
LTV	86	79.86%
CLTV	93	78.22%
Appraised Value	109	74.47%
DTI	255	40.28%
Debt Service Coverage	N/A	N/A
Doc Type	N/A	N/A

Total Loans	427

Opus CMC	Privileged and Confidential	Page 15

Loan Grading Definitions

Credit

S&P	Moody’s	Fitch	Kroll	DBRS	Definition
A	A	A	A	A	Loan conforms to all applicable guidelines, no conditions noted
B	B	B	B	B	Loan does not meet every applicable credit guideline. However, most of the loan characteristics are within the guidelines and there are documented and significant compensating factors
C	C	C	C	C	The loan does not meet every applicable credit guideline, and most of the loan characteristics are outside of guidelines; or there are weak or no compensating factors
D	D	D	D	D	The loan file is missing critical documentation required to perform the review

Compliance

S&P	Moody’s	Kroll	DBRS	Definition
A	A	A	A	The loan was originated in compliance with applicable federal, state, and local predatory and high cost, TILA, and Regulation Z laws and regulations
B	B	B	B	The loan was originated in compliance with applicable federal, state, and local predatory and high cost, TILA, and Regulation Z laws and regulations; however, minor evidentiary issue(s) exist
C	C	C	C	The includes material violation(s) with applicable federal, state, and local predatory and high cost, TILA, and Regulation Z laws and regulations
D	D	D	D	The loan file is missing critical documentation required to perform the review

Fitch	Definition
A	The loan was originated in compliance with applicable federal, state, and local predatory and high cost, TILA, and Regulation Z laws and regulations
B	The loan is in compliance with all applicable laws and regulations and a benefit to the borrower is present and documented
C	The includes material violation(s) with applicable federal, state, and local predatory and high cost, TILA, and Regulation Z laws and regulations
D	The loan file is missing critical documentation required to perform the review

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Property Valuation

Moody’s	Fitch	Kroll	DBRS	Definition
A	A	A	A	Value is within a 10% variance of third party product. Appraisal meets lender guidelines. Subject property is 100% complete. Property condition is average or better. Standard GSE form was utilized. Appraiser is licensed. Appraisal is complete.
B	B	B	B	Meets all terms for an A, but property requires cosmetic or minor repairs that do not effect value or habitability
C	C	C	C	Any of the following items: Origination value and third party valuation product value has a variance of 10% or greater, cannot validate value, property is incomplete, property condition is less than average, GSE form was not utilized, and/or the appraisal and/or does not meet guidelines
D	D	D	D	The loan file was missing the appraisal and/or other valuations products needed to complete the review

S&P	Definition
A	First Level Review Value is within a 10% variance to the original appraisal. Appraisal meets lender guidelines. Subject property is 100% complete. Property condition is average or better. Standard GSE form was utilized. Appraiser is licensed. Appraisal is complete.
B	First Level Review Value is greater than a 10% variance to the original appraisal but the second level review value is within 10% variance of the original appraised value. In addition, property requires cosmetic or minor repairs that do not effect value or habitability
C	Any of the following items: Second Level Review Value is greater than a 10% variance to the original appraisal, cannot validate value, property is incomplete, property condition is less than average, GSE form was not utilized, and/or the appraisal and/or does not meet guidelines
D	The loan file was missing the appraisal and/or other valuations products needed to complete the review

Opus CMC	Privileged and Confidential	Page 17

Loan Review Findings

The following summarizes Consultant’s initial and final loan securitization and event grades assigned to the final reviewed loan pool and reported in the Agency Grading Report dated June 10, 2020.

Fitch Overall Loan Grade

Final Grade (columns) / *Initial Grade* (rows)

	A	B	C	D
A	175	0	0	0
B	5	13	0	0
C	10	1	0	0
D	123	100	0	0

Fitch Credit Grading

Final Grade (columns) / *Initial Grade* (rows)

	A	B	C	D
A	300	0	0	0
B	0	0	0	0
C	14	1	0	0
D	101	11	0	0

Fitch Compliance Grading

Final Grade (columns) / *Initial Grade* (rows)

	A	B	C	D
A	280	0	0	0
B	11	28	0	0
C	2	0	0	0
D	32	74	0	0

Fitch Value Grading

Final Grade (columns) / *Initial Grade* (rows)

	A	B	C	D
A	357	0	0	0
B	0	0	0	0
C	0	0	0	0
D	70	0	0	0

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Moody's Overall Loan Grade

Final Grade

Initial Grade	A	B	C	D
A	175	0	0	0
B	5	13	0	0
C	10	2	0	0
D	123	99	0	0

Moody's Credit Grading

Final Grade

Initial Grade	A	B	C	D
A	300	0	0	0
B	0	0	0	0
C	14	1	0	0
D	101	11	0	0

Moody's Compliance Grading

Final Grade

Initial Grade	A	B	C	D
A	280	0	0	0
B	11	28	0	0
C	2	1	0	0
D	32	73	0	0

Moody's Value Grading

Final Grade

Initial Grade	A	B	C	D
A	357	0	0	0
B	0	0	0	0
C	0	0	0	0
D	70	0	0	0

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Kroll Overall Loan Grade

Final Grade (columns) / *Initial Grade* (rows)

	A	B	C	D
A	175	0	0	0
B	5	13	0	0
C	10	2	0	0
D	123	99	0	0

Kroll Credit Grading

Final Grade (columns) / *Initial Grade* (rows)

	A	B	C	D
A	300	0	0	0
B	0	0	0	0
C	14	1	0	0
D	101	11	0	0

Kroll Compliance Grading

Final Grade (columns) / *Initial Grade* (rows)

	A	B	C	D
A	280	0	0	0
B	11	28	0	0
C	2	1	0	0
D	32	73	0	0

Kroll Value Grading

Final Grade (columns) / *Initial Grade* (rows)

	A	B	C	D
A	357	0	0	0
B	0	0	0	0
C	0	0	0	0
D	70	0	0	0

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S&P Overall Loan Grade

Final Grade (columns) / *Initial Grade* (rows)

	A	B	C	D
A	175	0	0	0
B	5	13	0	0
C	10	2	0	0
D	123	99	0	0

S&P Credit Grading

Final Grade (columns) / *Initial Grade* (rows)

	A	B	C	D
A	300	0	0	0
B	0	0	0	0
C	14	1	0	0
D	101	11	0	0

S&P Compliance Grading

Final Grade (columns) / *Initial Grade* (rows)

	A	B	C	D
A	280	0	0	0
B	11	28	0	0
C	2	1	0	0
D	32	73	0	0

S&P Value Grading

Final Grade (columns) / *Initial Grade* (rows)

	A	B	C	D
A	357	0	0	0
B	0	0	0	0
C	0	0	0	0
D	70	0	0	0

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DBRS Overall Loan Grade

Final Grade (rows: *Initial Grade*)

	A	B	C	D
A	175	0	0	0
B	5	13	0	0
C	10	2	0	0
D	123	99	0	0

DBRS Credit Grading

Final Grade (rows: *Initial Grade*)

	A	B	C	D
A	300	0	0	0
B	0	0	0	0
C	14	1	0	0
D	101	11	0	0

DBRS Compliance Grading

Final Grade (rows: *Initial Grade*)

	A	B	C	D
A	280	0	0	0
B	11	28	0	0
C	2	1	0	0
D	32	73	0	0

DBRS Value Grading

Final Grade (rows: *Initial Grade*)

	A	B	C	D
A	357	0	0	0
B	0	0	0	0
C	0	0	0	0
D	70	0	0	0

Opus CMC	Privileged and Confidential	Page 22

Loans Reviewed (427)

301624775	301511276	301432377	301593159	301449947	301568729	301452008	301653966
301624768	301515438	301432327	301593206	301518330	301564100	301422504	301653961
301598358	301510859	301405723	301593191	301516407	301548324	301654150	301653957
301624773	301500379	301403233	301593239	301430900	301548342	301654148	301653949
301624783	301530376	301356986	301573105	301405732	301522104	301654146	301653946
301624781	301551291	301485055	301607440	301523346	301496198	301654139	301653939
301596607	301518325	301430905	301546060	301500387	301510861	301654130	301653931
301596603	301523331	301401172	301567694	301522125	301481358	301654129	301653927
301596626	301533617	301359279	301607500	301509825	301509762	301654128	301653908
301596608	301522120	301482947	301593209	301490323	301488167	301654117	301630212
301596628	301498774	301357793	301593158	301488158	301500383	301654108	301624780
301596616	301488195	301347440	301607451	301452009	301509754	301654107	301624778
301532831	301518351	301348633	301548335	301573087	301445193	301654105	301624767
301624797	301516404	301408078	301509711	301607374	301443893	301654104	301598376
301624770	301509769	301408042	301607490	301607496	301461077	301654089	301598359
301596617	301500377	301401618	301607457	301607354	301496191	301654088	301596615
301596593	301522200	301405036	301593149	301607403	301459865	301654087	301596604
301596595	301453098	301357640	301520180	301593232	301453213	301654079	301596602
301624794	301533619	301404734	301607360	301593150	301450960	301654078	301596600
301596620	301488169	301401525	301518321	301607430	301422516	301654076	301596599
301596618	301342445	301365092	301487190	301607487	301488176	301654074	301596598
301596601	301293585	301349308	301573134	301607485	301439803	301654073	301596597
301624789	301331671	301341306	301510852	301607428	301459866	301654068	301596596
301624782	301330503	301347501	301509707	301500413	301418069	301654060	301596594
301596624	301338261	301342465	301607425	301607405	301440131	301654046	301596591
301596606	301342519	301349003	301546069	301573044	301514350	301654041	301596590
301598377	301311778	301339970	301530968	301607369	301483727	301654033	301596586
301596609	301404728	301336608	301512148	301593186	301482957	301654029	301595604
301624777	301404721	301339041	301488188	301593279	301422512	301654019	301595584
301624793	301443702	301573133	301509812	301573052	301459895	301654011	301595582
301596613	301440126	301534143	301482994	301607416	301416228	301654010	301595552
301596625	301430896	301607380	301481597	301607382	301477611	301654007	301591758
301624771	301460789	301607346	301534134	301573045	301461078	301654003	301591757
301598363	301439058	301607477	301523338	301593221	301398350	301653989	301589245
301532872	301407606	301607470	301508273	301572681	301481374	301653987	301583643
301532840	301416230	301607434	301552405	301572680	301461079	301653976	301581100
301533253	301486473	301607427	301548344	301593127	301405722	301653974	301581082
301550745	301368639	301593273	301481584	301593248	301403231	301653973	301581081
301531219	301440129	301607497	301533501	301573100	301509806	301653969	301581073
301522107	301432409	301607482	301533272	301573093	301503639	301653968	301580837

Opus CMC	Privileged and Confidential	Page 23

301580835	301546063	301477620
301579277	301538762	301477618
301579249	301538758	301477608
301577997	301538757	301459892
301577991	301533275	301451864
301577988	301533268	301451863
301575090	301531220	301450967
301575082	301531214	301450767
301572667	301530970	301445208
301572656	301530965	301441556
301572655	301530342	301432368
301572654	301527078	301432346
301572651	301522373	301422521
301570082	301522324	301407621
301570077	301522291	301404613
301570067	301522261	301401299
301568731	301522228	301398841
301568727	301522192	301599872
301568724	301522119	301581089
301568719	301522108	301572665
301568716	301518338	301538756
301568712	301516413	301534136
301568662	301516393	301531035
301568658	301510848	301407610
301568653	301509867	301624800
301567701	301509778	301398858
301567699	301509748	301532855
301567681	301509742
301562852	301509548
301562843	301498807
301558365	301496185
301550754	301490326
301550737	301487193
301550726	301486349
301550719	301485181
301550713	301485171
301548338	301485154
301548334	301482983
301548326	301482969
301548323	301478302

If you have any questions, please contact Elisha Werner at Elisha.Werner@opuscmc.com

Opus CMC	Privileged and Confidential	Page 24